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                          CONSTRUCTION AGENCY AGREEMENT

                             dated as of May 1, 1997

                                     between

                         ATLANTIC-PACIFIC LAS VEGAS, LLC

                                       and

                           VENETIAN CASINO RESORT, LLC

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                                TABLE OF CONTENTS

                                                                            Page

1. DEFINITIONS...............................................................2
      1.1 Defined Terms......................................................2

2. APPOINTMENT OF CONSTRUCTION AGENT.........................................2
      2.1 Appointment........................................................2
      2.2 Acceptance; Construction...........................................2
      2.3 Commencement and Completion of Construction........................3
      2.4 Term...............................................................3
      2.5 Construction Documents and Related Agreements......................3
      2.6 Scope of Authority.................................................6
      2.7 Covenants of the Construction Agent................................8

3. AMENDMENTS; MODIFICATIONS................................................10
      3.1 Amendments; Modifications.........................................10

4. PAYMENT OF FUNDS.........................................................10
      4.1 Funding of Total Energy Improvements Costs........................10

5. CONSTRUCTION AGENCY EVENTS OF DEFAULT....................................11
      5.1 Construction Agency Agreement Events of Default...................11
      5.2 Damages...........................................................13
      5.3 Remedies; Remedies Cumulative.....................................13

6. NO CONSTRUCTION AGENCY FEE...............................................14
      6.1 ESA as Fulfillment of Owner's Obligations.........................14

7. NO OBLIGATION CURE CONSTRUCTION AGENT' EVENT OF DEFAULT..................14

8. MISCELLANEOUS............................................................15
      8.1 Notices...........................................................15
      8.2 Assignment........................................................15
      8.3 GOVERNING LAW.....................................................16
      8.4 Amendments and Waivers............................................16
      8.5 Counterparts......................................................16
      8.6 Severability......................................................16
      8.7 Headings and Table of Contents....................................17
      8.8 Limitations on Recourse...........................................17
      8.9 Knowledge of Owner................................................17


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                          CONSTRUCTION AGENCY AGREEMENT

      CONSTRUCTION AGENCY AGREEMENT, dated as of May 1, 1997 (this "Agreement"), between ATLANTIC-PACIFIC LAS VEGAS, LLC, a Delaware limited liability company ("Owner"), and VENETIAN CASINO RESORT, LLC, a Delaware Limited Liability Company (in its capacity as construction agent, the "Construction Agent").

PRELIMINARY STATEMENT

       A. Construction Agent and Owner are parties to that certain Energy Services Agreement, dated of even date herewith (as amended, supplemented or otherwise modified from time to time pursuant thereto, the ("ESA)"), pursuant to which the Agent has agreed to accept from Owner, and Owner has agreed to provide to the Construction Agent, various energy and energy related services in accordance with the terms and conditions specified therein.

       B. Subject to the terms and conditions hereof, (i) Owner desires to appoint the Construction Agent as its sole and exclusive agent for the design, construction and acquisition of the Energy Improvements and the Other Customers Facilities, and (ii) the Construction Agent desires, for the benefit of Owner, to cause the Energy Improvements and the Other Customers Facilities to be designed and constructed in accordance with and pursuant to the ESA, the Funding Agents' Disbursement and Administration Agreement and this Agreement, in each case in accordance with the terms therein and herein set forth.


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      NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1.     DEFINITIONS

      1.1   Defined Terms.
      Capitalized terms used, but not otherwise defined, in this Agreement shall have the meanings set forth in the ESA.


2.    APPOINTMENT OF CONSTRUCTION AGENT
      2.1   Appointment.
      Pursuant to and subject to the terms and conditions set forth herein, Owner hereby designates and appoints the Construction Agent as its exclusive agent for the design and construction of the Energy Improvements and the Other Customers Facilities in accordance with this Agreement, the Funding Agents' Disbursement and Administration Agreement and the ESA.

      2.2   Acceptance; Construction.

      The Construction Agent hereby unconditionally accepts such designation and appointment. The Construction Agent will cause the Energy Improvements and the other Customer Facilities to be designed and constructed in accordance with this Agreement, the ESA and in compliance with all applicable laws and insurance requirements.


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      2.3   Commencement and Completion of Construction.

      The Construction Agent hereby agrees, unconditionally and for the benefit of Owner, to complete or cause to be completed the design, construction, installation, start-up, testing and completion of the Energy Improvements and the Other Customers Facilities.

      2.4   Term.

      This Agreement shall commence on the date hereof and shall terminate upon the first to occur of:

            (a) termination of the ESA;

            (b) termination of this Agreement pursuant to Article V hereof; or

            (c) the date "Final Completion" is achieved, as defined and pursuant to the provisions of the Construction Management Agreement ("Final Completion Date").


      2.5   Construction Documents and Related Agreements.

            (a) The Construction Agent may execute any of its duties under this Agreement by or through agreements with the Contractor, TSA of Nevada, LLP and WAT&G, INC., NEVADA (collectively the "Contractors") for the design, construction, start-up and testing of the Energy Improvements and the Other Customers Facilities pursuant hereto (collectively the "Construction Agreements"); provided, however, that no such delegation shall limit or reduce in any way the Construction Agent's duties and obligations under this Agreement and/or the ESA; provided, further, that


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     contemporaneously with the execution and delivery of this Agreement, the
     Construction Agent has executed and delivered to Owner the Assignment of Construction Agreements in the form of Exhibit A attached hereto, pursuant to which the Construction Agent assigns to Owner effective upon the Final Completion Date, among other things, all of the Construction Agent's rights under and interest in, and Contractor's obligations to Construction Agent with respect to, the Energy Improvements and the Other Customers Facilities under such Construction Agreements (as hereinafter defined). In addition, Construction Agent shall amend the Construction Management Agreement, effective as of the Date of the ESA, to provide that title to any of the equipment, material or facilities constituting any portion of the Energy Improvements or the Other Customer Facilities shall be vested in Owner as of the date of payment of the costs thereof pursuant to this Agreement, the ESA and the Funding Agents Disbursement and Administration Agreement.

            (b) The Construction Agent shall direct the Contractors to prepare, or cause to be prepared, those additional technical, commercial, and administrative documents and agreements (the "Construction Documents") deemed reasonably necessary and desirable by Owner, and which are otherwise permitted by the Construction Agreements, for the design, construction, start-up and testing and operation of the Energy Improvements and the Other Customers Facilities as contemplated by the ESA. The Construction Documents shall include, but not be limited to, plans, drawings, sketches, schematics, studies, reports, calculations, specifications, bids, bid evaluations, purchase orders, subcontracts, drawdown schedules, payment requisitions and construction schedules.


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            (c) Owner shall have the right to review all Construction Agreements and Construction Documents for the purpose of advising the Construction Consultant and the Contractors of methods of improving the design and operation of the Energy Improvements and the Other Customers Facilities based on Owner's experience in developing, designing, constructing, owning, and operating similar facilities. Subject to any limitations set forth in the Funding Agents' Disbursement and Administration Agreement, Owner shall have the right to approve any amendments to any existing Construction Documents and/or Construction Agreements related to the Energy Improvements and/or the Other Customers Facilities, as well as any future Construction Documents and/or Construction Agreements related to the Energy Improvements and/or the Other Customers Facilities which are not otherwise in effect as of the date of this Agreement; provided however that such approval by Owner shall not be unreasonably withheld or delayed.

            (d) The Construction Agent shall provide, or cause the Contractor to provide, temporary office facilities for Owner's onsite construction representative during the period of the construction of the Energy Improvements and the Other Customers Facilities. The office facilities shall be sufficiently sized to accommodate two individuals. The facilities shall be reasonably furnished with such items as desks, reference tables, chairs, book shelves, telephones, and filing cabinets. The facilities shall also include reasonable access to a copy machine, a fax machine, and a dedicated fax modem telephone line.


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      2.6   Scope of Authority.

            (a) Owner hereby expressly authorizes the Construction Agent, or any agent or contractor of the Construction Agent, and the Construction Agent unconditionally agrees, for the benefit of Owner, to take all action necessary or desirable for the performance and satisfaction of all of the Construction Agent's obligations hereunder, including, without limitation:

                   (i) the identification and assistance with the acquisition of any leasehold interests or easements required in accordance with the terms and conditions of the ESA and/or the Ground Lease and/or the Utility Easement Agreement;

                   (ii) subject to the provisions of the ESA and this Agreement, all design and supervisory functions and other services relating to the construction of the Energy Improvements and the Other Customers Facilities and performing all engineering work related to the design and construction of the Energy Improvements and the Other Customers Facilities;

                   (iii) subject to the provisions of the ESA and this
            Agreement, negotiating and entering into all contracts or arrangements to procure the equipment, materials and facilities necessary so that the Energy Improvements and the Other Customers Facilities will be designed and constructed with the care and skill expected of design professionals and contractors with experience and expertise in completing the Energy Improvements so that they will be fit for the


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            intended purpose, including, but not limited to the satisfaction of the Steam and Chilled Water Standard set forth in the ESA;

                   (iv) subject to the provisions of the ESA, obtaining all
            necessary permits, licenses, consents, approvals and other authorizations, including those required under Applicable Law (including Environmental Laws), required by any Governmental Authority in connection with the design, development and construction of the Energy Improvements and the Other Customers Facilities in accordance this Agreement, the Ground Lease and the ESA;

                   (v) maintaining, and delivering to Owner, all books and
            records with respect to the design, construction, start-up and testing of the Energy Improvements and the Other Customers Facilities; and

                   (vi) subject to the provisions of the ESA and this Agreement, performing any other acts and providing all other materials, labor and services necessary in connection with the design, construction and development of the Energy Improvements and the Other Customers Facilities for their intended purpose.

            (b) Neither the Construction Agent nor any of its Affiliates or agents shall enter into any contract, other than the ESA, the Funding Agents' Disbursement and Administration Agreement, the Ground Lease or the Easement Agreements, which would, directly or indirectly, impose any liability or obligation on Owner without Owner's prior written consent.


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            (c) Subject to the terms and conditions of this Agreement, the ESA and the Funding Agent's Disbursement and Administration Agreement, the Construction Agent shall have sole management and control over the design and all construction means, methods, sequences, techniques and procedures with respect to the construction of the Energy Improvements and the Other Customers Facilities.

      2.7   Covenants of the Construction Agent.

      The Construction Agent hereby covenants and agrees that it will:

            (a) cause construction of the Energy Improvements and the Other Customers Facilities to be prosecuted diligently and without delay (subject to Events of Force Majeure (as defined in the Funding Agents' Disbursement and Administration Agreement)) so that the Energy Improvements and other Customers Facilities will be fit for their intended purpose and shall be designed, constructed and equipped in compliance with this Agreement, the ESA, the Construction Documents, the Construction Agreements, the Funding Agents' Disbursement and Administration Agreement, and all applicable laws and insurance requirements;

            (b) notify Owner in writing not less than five (5) business days after the occurrence of any such Event of Force Majeure affecting Seller's obligations pursuant to Section 2.7(a);


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            (c) take all reasonable and practical steps to minimize delays, increased costs and the disruption of the construction process arising from such Events of Force Majeure Events;

            (d) cause the Service Commencement Date to occur on or prior to the Outside Completion Deadline and cause any liens on the Energy Improvements and the Other Customer Facilities (including, without limitation, liens or claims for materials supplied or labor or services performed in connection with the construction of the Energy Improvements and the Other Customers Facilities) to be discharged or bonded off or over to the reasonable satisfaction of Owner;

            (e) at all times commencing with the purchase of any equipment, material or facilities constituting any part, and during construction, of any Energy Improvements and the Other Customers Facilities, cause title to all such equipment, material and facilities constituting any part of the Energy Improvement and the Other Customers Facilities to be and remain vested in Owner.

3.     AMENDMENTS; MODIFICATIONS

      3.1  Amendments; Modifications.

      The Construction Agent shall not, without Owner's prior written consent and in compliance with the provisions of the Funding Agents' Disbursement and Administration Agreement, at any time during the term hereof revise, amend or modify the plans and specifications for the Energy Improvements and/or the Other Customers Facilities.


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1.    PAYMENT OF FUNDS

      4.1 Funding of Total Energy Improvements Costs.

      (a) During the course of the construction of the Energy Improvements and the Other Customers Facilities, the Construction Agent may request, pursuant to the provisions of the Funding Agents' Disbursement and Administration Agreement, that Owner advance funds for the payment of costs of the Energy Improvements and Other Customers Facilities, and Owner will comply with such request to the extent provided for under, and subject to the conditions, restrictions and limitations contained in, the ESA, this Agreement and the Funding Agents' Disbursement and Administration Agreement. The Construction Agent and Owner acknowledge and agree that the Construction Agent's right to request funds and Owner's obligation to advance funds for such payment is subject in all respects to the terms and conditions of the ESA, this Agreement and the Funding Agents' Disbursement and Administration Agreement.

      (b) The proceeds of any funds made available by Owner to pay any portion of the costs of the Energy Improvement or Other Customers Facilities shall be made available to the Construction Agent in accordance with the requirements to the Funding Agents' Disbursement and Administration Agreement. The Construction Agent shall use such proceeds only to pay costs of the "HVAC Component", as described in and pursuant to the provisions of the Funding Agents' Disbursement and Administration Agreement. If, for any reason, the aggregate cost to complete construction of all Energy Improvements and the Other Customers Facilities exceeds Owner's funding commitment limitations in respect to such Energy Improvements and the Other Customers Facilities under the ESA, then all such costs in excess of such Owner funding


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commitment shall be borne by the Construction Agent from its own funds and, notwithstanding any payment of such costs by Construction Agent, Construction Agent shall have no ownership, security interest or other interest in the Energy Improvements or the Other Customers Facilities.

5.    CONSTRUCTION AGENCY EVENTS OF DEFAULT

      5.1   Construction Agency Agreement Events of Default.

      If any one or more of the following events (each a "Construction Agent Event of Default") shall occur:

            (a) the Construction Agent fails to apply any funds advanced by Owner to the acquisition and construction of the Energy Improvements and Other Customers Facilities as provided herein, in the ESA and in the Funding Agents' Disbursement and Administration Agreement;

            (b) the Service Commencement Date shall fail to occur for any reason on or prior to the Outside Completion Deadline;

            (c) any Buyer Default by Construction Agent under the ESA shall have occurred and be continuing;

            (d) the Construction Agent shall fail to observe or perform any term, covenant or condition of this Agreement and such failure shall remain uncured for a period of thirty (30) days after receipt of written notice thereof from Owner; provided, that if such failure to perform is not capable of being cured within such period, immediately initiate the


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      actions necessary to cure such failure, diligently prosecute such actions until cure is effectuated and effectuate such cure within ninety (90) days of such Owner's notice; or

            (f) an Event of Default under the Funding Agents Disbursement and Administration Agreement shall have occurred and be continuing, then, in any such event, subject to Section 5.3, Owner may, in addition to the other rights and remedies provided for in this Article and subject to any limitations set forth in the Funding Agent's Disbursement and Administration Agreement or the Consent and Agreement, immediately terminate this Agreement by giving the Construction Agent written notice of such termination, and upon the giving of such notice, this Agreement shall terminate and all rights of the Construction Agent and all obligations of Owner under this Agreement shall cease.

      5.2   Damages.

      The termination of this Agreement pursuant to Section 5.1 shall in no event relieve the Construction Agent of its liability and obligations hereunder which accrued or arise out of actions, or events or omissions occurring prior to such termination, all of which shall survive any such termination. The provisions of this Section 5.2 are subject, in all respects, to Article IX of the ESA.

      5.3   Remedies; Remedies Cumulative.

            (a) If a Construction Agency Agreement Event of Default shall have occurred and be continuing, Owner shall have all rights and remedies available pursuant to the ESA.


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            (b) No failure to exercise and no delay in exercising, on the part of Owner, any right, remedy, power or privilege under this Agreement or under the ESA shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

6.    NO CONSTRUCTION AGENCY FEE

      6.1  ESA as Fulfillment of Owner's Obligations.

      All obligations, duties and requirements imposed upon or allocated to the Construction Agent shall be performed by the Construction Agent at the Construction's Agent's sole cost and expense, and the Construction Agent will not be entitled to, and Owner shall have no obligation to pay, any agency fee or other fee or compensation, and the Construction Agent shall not be entitled to, and Owner shall have no obligation to make or pay, any reimbursement therefor, it being understood that this Agreement is being entered into as consideration for and as an inducement to Owner and the Construction Agent entering into the ESA. The foregoing is subject, in all respects, to Owner's performance of its payment obligations set forth in Article 4.

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7.    NO OBLIGATION CURE CONSTRUCTION AGENT' EVENT OF DEFAULT

      7.1 Owner, without waiving or releasing any obligation or Construction Agent Event of Default and subject to any limitations set forth in the Consent and Agreement, may (but shall be under no obligation to) remedy any Construction Agent Event of Default for the account of and at the sole cost and expense of the Construction Agent. All reasonable out of pocket costs and expenses so incurred (including reasonable fees and expenses of counsel), together with interest thereon at the rate of the prime rate then in effect for Chase Manhattan Bank, N.A., as published in New York, New York plus two percent (2%) per annum of any outstanding amount due from the date on which such sums or expenses are paid by Owner, shall be paid by the Construction Agent to Owner on demand.

8.    MISCELLANEOUS

      8.1  Notices.

      All notices, consents, directions, approvals, instructions, requests, demands and other communications required or permitted by the terms hereof to be given to any person shall be given in writing in the manner provided in, shall be sent to the respective addresses set forth in, and the effectiveness thereof shall be governed by the provisions of, Section 13.5 of the ESA.


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      8.2   Assignment.

      Except as provided in Sections 8.2(a) and (b), below, neither party shall assign its rights nor delegate its obligations under this Agreement without first having obtained the written consent of the other party, which consent shall not be unreasonably withheld or delayed.

            (a) Owner may, without the consent of Construction Agent, collaterally assign its rights under this Agreement to Seller's Lender, provided that Construction Agent's rights and remedies, as provided in this Agreement, and Buyer's Lenders rights pursuant to the Consent and Agreement, are not diminished or adversely affected thereby.

            (b) Seller acknowledges and consents to Buyer's assignment of its rights and obligations under this Agreement to Buyer's Lender pursuant to that certain Consent and Agreement.

      8.3   GOVERNING LAW.

      THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

      8.4   Amendments and Waivers.

      Owner and the Construction Agent may from time to time, enter into written amendments, supplements or modifications hereto.


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      8.5   Counterparts.

      This Agreement may be executed on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      8.6   Severability.

      Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      8.7   Headings and Table of Contents.

      The headings and table of contents contained in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      8.8   Limitations on Recourse.

      The parties hereto agree that Owner shall have no liability whatsoever to the Construction Agent, its respective successors and assigns or any third party for any claim based on or in respect of Construction Agent's performance of its obligations under the Construction Documents, this Agreement or the ESA or arising in any way from the transactions contemplated to be performed by Construction Agent hereby or thereby; provided, however, that this provision shall not be deemed to limit Owner's liability for its own willful misconduct or negligence or for


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 liabilities that may result from the incorrectness of any
representation or warranty expressly made by it in the ESA or from the failure of Owner to perform its obligations set forth herein, the ESA, the Funding Agents' Disbursement and Administration Agreement or the Ground Lease.

      8.9   Knowledge of Owner.

      For all purposes of this Agreement and ESA, in the absence of actual knowledge of an officer of Owner, Owner shall not be deemed to have knowledge of any Construction Agency Agreement Event of Default unless Owner receives written notice thereof given by or on behalf of the Construction Agent.

                            [signature page follows]


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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                          VENETIAN CASINO RESORTS, LLC

                                          a Nevada limited liability company

                                          By: /s/ William P. Weidner
                                             --------------------------------
                                             Name:  William P. Weidner
                                                   --------------------------
                                             Title: President
                                                   --------------------------


                                          ATLANTIC-PACIFIC LAS VEGAS, LLC
                                          a Delaware limited liability company

                                          By: /s/ Carl H. Fogler
                                             --------------------------------
                                             Name:  Carl H. Fogler
                                                  ---------------------------
                                             Title: Vice President
                                                  ---------------------------